Exhibit 10.1

Execution Version

FIRST AMENDMENT TO DWIP SUBSCRIPTION AGREEMENT

This First Amendment (this “Amendment”) is entered into as of November 21, 2022 (the “Amendment Date”) with respect to the DWIP Subscription Agreement, dated April 21, 2022 (as the same may from time to time be amended, modified, supplemented or restated, the “Subscription Agreement”), by and among AP WIP Holdings, LLC, a Delaware limited liability company (the “Company”), certain of its subsidiaries as Asset Companies, Operating Companies signatory hereto, and Holdings Companies, AP Service Company, LLC, a Delaware limited liability company, as Servicer, Midland Loan Services, a division of PNC Bank, National Association, as Backup Servicer (“Backup Servicer”), the holders party thereto (each a “Holder” and collectively, the “Holders”), Deutsche Bank Trust Company Americas, as collateral agent (in such capacity, the “Collateral Agent”), as calculation agent (in such capacity, the “Calculation Agent”) and as paying agent (in such capacity, the “Paying Agent”).

RECITALS

WHEREAS, the Company desires to amend the Subscription Agreement through this Amendment; and

WHEREAS, as required by Section 14.3 of the Subscription Agreement, the Majority Holders and the Credit Parties have agreed to amend certain provisions of the Subscription Agreement as set forth herein.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Subscription Agreement.

2.	Amendments to Subscription Agreement.

2.1Each of the parties to this Amendment agrees that, with effect on and from the Amendment Date, the Subscription Agreement will be amended by this Amendment as set out in this Section 2.

2.2Definition of Change of Control. Section 1.1 of the Subscription Agreement shall be amended by inserting the following clarifications in the proviso to the definition of "Change of Control":

1.	inserting "(i)" immediately after the words "provided, that"; and

2.inserting the words "and (ii) notwithstanding clause (3) above, no Change of Control shall occur as a result of any direct or indirect transfer of the Capital Stock of Parent (or any direct or indirect parent of Parent) (it being understood that such transfer is not subject to the provisions of this Agreement)" immediately after the words "shall not be a Change of Control",

so as amended the proviso will read as follows:

"provided, that (i) the preceding clauses (1) through (4) in the definition of “Change of Control” shall apply in respect of the Servicer only if the Servicer is an Affiliate of the Company; and provided further a Bona-fide IPO shall not be a Change of Control and (ii) notwithstanding clause (3) above, no Change of Control shall occur as a result of any direct or indirect transfer of the Capital Stock of Parent (or any direct or indirect parent of Parent) (it being understood that such transfer is not subject to the provisions of this Agreement). For the avoidance of doubt, the Holding Company must continue to own 100% of Company and Company must continue to own 100% of its Obligors, as provided herein."

2.3All amendments set forth in this Section 2 shall automatically (without any further action or execution) amend and update any other Finance Documents, including the Promissory Certificates, to provide for the amendments set forth herein.

3.	Limitation of Amendments.

3.1This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Finance Documents except as expressly stated herein and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Finance Document, or (b) otherwise prejudice any right or remedy which any Holder may now have or may have in the future under or in connection with any Finance Document. Except as expressly amended hereby, the provisions of the Subscription Agreement and the other Finance Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Finance Document” for all purposes of the Subscription Agreement and the other Finance Documents.

3.2Each Credit Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) all conditions, terms, representation, warranties, covenants and agreements contained in each Finance Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and (ii) its guarantee of the Obligations under each Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Finance Documents.

3.3Any terms or conditions in the Subscription Agreement not otherwise addressed herein shall apply to this Amendment in the same manner it applies to the Subscription Agreement, including without limitation, the “Applicable Law”, “Consent to Jurisdiction”, “Waiver of Jury Trial”, and “Confidentiality” sections of the Subscription Agreement.

3.4Upon and after the effectiveness of this Amendment, each reference in the Subscription Agreement to “this Agreement”, “hereunder”, “hereof’’ or words of like import referring to the Subscription Agreement, and each reference in the other Finance Documents to

“the Subscription Agreement”, “thereof” or words of like import referring to the Subscription Agreement, shall mean and be a reference to the Subscription Agreement as modified and amended hereby.

4.Representation and Warranty from the Company. The Company hereby represents and warrants to each Holder that this Amendment does not affect the rights, protections, indemnities, duties or obligations of any Agent or the Backup Servicer.

5.Integration. This Amendment and the Finance Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Finance Documents merge into this Amendment and the Finance Documents.

6.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same. The parties agree that a scanned or electronically reproduced copy or image of this Amendment will be deemed an original and may be introduced or submitted in any action or proceeding as competent evidence of the execution, terms and existence hereof notwithstanding the failure or inability to produce or tender an original, executed counterpart of this Amendment and without the requirement that the unavailability of such original, executed counterpart of this Amendment first be proven.

7.	Effectiveness. This Amendment shall be deemed effective upon the Amendment

Date.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

By:

Name:Scott G. Title:

AP WIP Domestic Investments III, LLC, as

Holding Compan

By: Name:Scott G.r Title:

By: Name: Title:

AP Wireless Inves

By:

Name:

Title:President

By:

Name:

Title:President

LC, as an Obligor

Scott G. Bruce

Ave, LLC, as an Obligor

Scott G. Bruce

175 E. Union Road, L

By:

Name:

Title:President

13500 S. Harlem

By:

•

Name:

Title:President

By:

Name:

Title:President

vicer

Holders:

American General Life Insurance Company

By: AIG Asset Management (U.S.), LLC, as Investment Adviser

By:

/s/Thomas Denkler

Name:	Thomas Denkler Title:Managing Director

American Home Assurance Company

By: AIG Asset Management (U.S.), LLC, as

Investment Advisor

By: /s/Thomas Denkler

Name:Thomas Denkler' Title: Managing Director

Lexington Insurance Company

By: AIG Asset Management (U.S.), LLC, as Investment Adviser

By:/s/Thomas Denkler

Name:  Thomas Denkler

Title:Managing Director